SUPPLEMENT DATED MAY 23, 2023 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES FOR:
Invesco V.I. Government Money Market Fund
(the “Fund")
This supplement amends the Summary and Statutory Prospectuses of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement carefully in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
The following information replaces in its entirety the table appearing under the heading “Fees and Expenses of the Fund – Annual Fund Operating Expenses” in the Summary Prospectus and the table appearing under the heading “Fund Summary - Fees and Expenses of the Fund – Annual Fund Operating Expenses” in the Statutory Prospectus:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Series I shares	Series II shares
Management Fees	0.15%	0.15%

Distribution and/or Service (12b-1) Fees	None	0.25

Other Expenses	0.13	0.13

Total Annual Fund Operating Expenses	0.28	0.53

VIGMKT-SUMSTAT-SUP 052323